UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2018

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission File Number)	(IRS Employer Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (541) 683-6293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2018 annual meeting of shareholders (the “Annual Meeting”) of Arcimoto, Inc. (the “Company”), shareholders approved a proposal for the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan (the “Plan”) pursuant to which up to 1,000,000 shares (subject to adjustment as described in the Plan) of the Company’s common stock are available for issuance as equity incentives to its employees, directors and consultants who meet certain criteria. The Company’s board of directors approved the Plan on April 6, 2018, subject to shareholder approval, and also approved on that date forms of a Notice of Stock Option Grant and Award Agreement and Restricted Stock Award Agreement, filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Annual Meeting, filed with the SEC on April 27, 2018 (the “2018 Proxy Statement”), under the heading “Proposal Two – Approval of the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan”. The summary of the Plan contained in the 2018 Proxy Statement is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on June 9, 2018. At the Annual Meeting, shareholders elected four directors to the Company’s board of directors for a one-year term or until their successors have been elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Mark D. Frohnmayer	11,836,094	34,944	0
Terry L. Becker	11,828,116	42,922	0
Jeff Curl	11,836,419	34,619	0
Thomas Thurston	11,481,729	389,309	0

At the meeting, shareholders also approved the Plan. The vote for this proposal was 11,444,041 shares for, 414,304 shares against, 12,693 shares abstaining, and no broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.4	Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan.
10.5	Form of Notice of Stock Option Grant and Award Agreement.
10.6	Form of Restricted Stock Award Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: June 13, 2018	/s/ Douglas M. Campoli
Douglas M. Campoli
Chief Financial Officer

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